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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 22, 2003
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                          Beverly National Corporation
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                 (Name of small business issuer in its charter)

  A Massachusetts Corporation              33-22224-B             04-2832201
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(State or other jurisdiction of           (Commission          (I.R.S.Employer
 incorporation or organization)           file number)       Identification No.)

240 Cabot Street  Beverly, Massachusetts                              01915
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code  (978) 922-2l00
                                                   ----------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

        On April 22, 2003, Beverly National Corporation issued the following press release related to its Annual Meeting, earnings and dividend payment.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Business Acquired. None

        (b)  Pro Forma Financial Information. None

        (c)  Exhibits.

             99.1   Press Release dated April 22, 2003

             Exhibit Index.

             99.1   Press Release dated April 22, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Beverly National Corporation
                                                           Registrant

Dated:  April 22, 2003                            /S/ Peter E. Simonsen
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                                                  Peter E. Simonsen
                                                  Treasurer, Principal Financial
                                                  & Accounting Officer